Exhibit 10.2
DEAL CUSIP NUMBER: 21664UAF3

AMENDMENT NO. 3 TO TERM LOAN AGREEMENT

This AMENDMENT NO. 3 TO TERM LOAN AGREEMENT (this “Amendment”) is entered into as of August 21, 2015 among (i) THE COOPER COMPANIES, INC., a Delaware corporation (the “Borrower”), (ii) the Lenders (defined below) executing signatures page hereto, and (iii) KEYBANK NATIONAL ASSOCIATION, as the administrative agent (the “Administrative Agent”).
RECITALS:

A.    The Borrower, the Administrative Agent and the lenders party thereto (each, a “Lender” and collectively, the “Lenders”) are parties to the Term Loan Agreement, dated as of September 12, 2013, as amended by Amendment No. 1 to Term Loan Agreement, dated as of June 30, 2014, as further amended by Amendment No. 2 to Term Loan Agreement, dated as of August 4, 2014 (as the same may from time to time be further amended, restated or otherwise modified, the “Loan Agreement”).
B.    The Borrower, the Administrative Agent and the Lenders party hereto desire to amend the Loan Agreement to modify certain provisions thereof.
AGREEMENT:

In consideration of the premises and mutual covenants herein and for other valuable consideration, the Borrower, the Administrative Agent and the Lenders party hereto agree as follows:
Section 1.Definitions. Unless otherwise defined herein, each capitalized term used in this Amendment and not defined herein shall be defined in accordance with the Loan Agreement.

Section 2.Amendment to Section 1.01 of the Loan Agreement.

2.1    Section 1.01 of the Loan Agreement is hereby amended to delete the definition of “Change of Control” in its entirety and insert the following in place thereof:

“Change of Control” means the acquisition of ownership or voting control, directly or indirectly, beneficially or of record, on or after the Closing Date, by any Person or group (within the meaning of Rule 13d-3 of the SEC under the 1934 Act, as then in effect), of shares representing more than 25% of the aggregate ordinary Voting Power represented by the issued and outstanding capital stock of the Borrower.
Section 3.Effectiveness. This Amendment shall be effective on the date upon which each of the following conditions precedent has been satisfied (the “Effective Date”):

3.1    This Amendment shall have been executed by the Borrower, each Subsidiary Guarantor, the Administrative Agent and the Required Lenders, and counterparts hereof as so executed shall have been delivered to the Administrative Agent.

3.2    The Administrative Agent shall have received all documented out-of-pocket expenses (including reasonable fees and disbursements of counsel to the Administrative Agent, to the extent invoiced on or prior to the Effective Date) in connection with the preparation, negotiation and effectiveness of this Amendment and the other documents being executed or delivered in connection herewith.

Section 4. Miscellaneous.

4.1    Representations and Warranties. The Borrower and each Subsidiary Guarantor, by signing below, hereby represents and warrants to the Administrative Agent and the Lenders that:

a.the Borrower and each Subsidiary Guarantor has the legal power and authority to execute and deliver this Amendment;

b.the officers executing this Amendment on behalf of the Borrower and each Subsidiary Guarantor have been duly authorized to execute and deliver the same and bind the Borrower or such Subsidiary Guarantor with respect to the provisions hereof;

c.no Default or Event of Default exists under the Loan Agreement, nor will any occur immediately after the execution and delivery of this Amendment;

d.this Amendment constitutes the legal, valid and binding agreement and obligation of the Borrower and each Subsidiary Guarantor, enforceable in accordance with its terms, except to the extent that the enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws generally affecting creditors’ rights and by equitable principles (regardless of whether enforcement is sought in equity or at law); and

e.each of the representations and warranties set forth in Article V of the Loan Agreement is true and correct in all material respects as of the date hereof, except to the extent that any thereof expressly relate to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects as of the date when made.

4.2    Loan Agreement Unaffected. Each reference to the Loan Agreement in any Loan Document shall hereafter be construed as a reference to the Loan Agreement as amended hereby. Except as herein otherwise specifically provided, all provisions of the Loan Agreement shall remain in full force and effect and be unaffected hereby. This Amendment shall be a Loan Document.

4.3    Subsidiary Guarantor Acknowledgment. Each Subsidiary Guarantor, by signing this Amendment:

a.    consents and agrees to and acknowledges the terms of this Amendment;

b.    acknowledges and agrees that all of the Loan Documents to which such Subsidiary Guarantor is a party or is otherwise bound shall continue in full force and effect and that all of such Subsidiary Guarantor’s obligations thereunder shall be valid and enforceable and shall not be impaired or limited by the execution or effectiveness of this Amendment; and

c.    acknowledges and agrees that (i) notwithstanding the conditions to effectiveness set forth in this Amendment, such Subsidiary Guarantor is not required by the terms of the Loan Agreement or any other Loan Document to which such Subsidiary Guarantor is a party to consent to the amendments to the Loan Agreement effected pursuant to this Amendment and (ii) nothing in the Loan Agreement, this Amendment or any other Loan Document shall be deemed to require the consent of such Subsidiary Guarantor to any future amendments or modifications to the Loan Agreement.

4.4    Entire Agreement. This Amendment, together with the Loan Agreement and the other Loan Documents, integrates all the terms and conditions mentioned herein or incidental hereto and supersedes all oral representations and negotiations and prior writings with respect to the subject matter hereof.

4.5    Counterparts This Amendment may be executed in any number of counterparts, by different parties hereto in separate counterparts and by facsimile signature, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement.

4.6    Governing Law. THIS AMENDMENT AND THE OTHER LOAN DOCUMENTS AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER AND THEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAW OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES (OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW). TO THE FULLEST EXTENT PERMITTED BY LAW, THE BORROWER HEREBY UNCONDITIONALLY AND IRREVOCABLY WAIVES ANY CLAIM TO ASSERT THAT THE LAW OF ANY JURISDICTION OTHER THAN THE STATE OF NEW YORK GOVERNS THIS AMENDMENT OR ANY OF THE OTHER LOAN DOCUMENTS.

4.7    JURY TRIAL WAIVER. EACH OF THE PARTIES TO THIS AMENDMENT HEREBY IRREVOCABLY WAIVES ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AMENDMENT OR ANY OF THE OTHER LOAN DOCUMENTS (INCLUDING, WITHOUT LIMITATION, ANY AMENDMENTS, WAIVERS OR OTHER MODIFICATIONS RELATING TO ANY OF THE FOREGOING), OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.

[Signature pages follow.]

IN WITNESS WHEREOF, this Amendment has been duly executed and delivered as of the date first above written.

THE COOPER COMPANIES, INC., as the Borrower By: /s/ Brian G. Andrews Name: Brian G. Andrews Title: Vice President & Treasurer
KEYBANK NATIONAL ASSOCIATION, as the Administrative Agent, Co-Lead Arranger and a Lender By: /s/ Marianne T. Meil Name: Marianne T. Meil Title: Senior Vice President

Each of the undersigned Subsidiary Guarantors acknowledges the terms of and consents to the foregoing:
COOPERVISION, INC. By: /s/ Brian G. Andrews Name: Brian G. Andrews Title: Treasurer
COOPERSURGICAL, INC. By: /s/ Brian G. Andrews Name: Brian G. Andrews Title: Treasurer
COOPER MEDICAL, INC. By: /s/ Brian G. Andrews Name: Brian G. Andrews Title: Treasurer
ORIGIO, INC. By: /s/ Brian G. Andrews Name: Brian G. Andrews Title: Treasurer

Signature Page to
Amendment No. 3 to Term Loan Agreement,
dated as of the date first above written,
among The Cooper Companies, Inc., as the Borrower,
Key Bank National Association, as the Administrative Agent, and
the Lenders Party Thereto

Name of Institution:	Bank of America N.A. By: /s/ John C. Plecque Name: John C. Plecque Title: Senior Vice President

Name of Institution:	DNB BANK ASA, NEW YORK BRANCH as Co-Lead Arranger, Co-Bookrunner and Co-Syndication Agent By: /s/ Caroline Adams Name: Caroline Adams Title: First Vice President
By: /s/ Geshu Sugandh Name: Geshu Sugandh Title: First Vice President

Name of Institution:	DNB CAPITAL LLC as Lender By: /s/ Caroline Adams Name: Caroline Adams Title: First Vice President
By: /s/ Geshu Sugandh Name: Geshu Sugandh Title: First Vice President

Signature Page to
Amendment No. 3 to Term Loan Agreement,
dated as of the date first above written,
among The Cooper Companies, Inc., as the Borrower,
Key Bank National Association, as the Administrative Agent, and
the Lenders Party Thereto

Name of Institution:	MUFG Union Bank, N.A. By: /s/ Henry G. Montgomery Name: Henry G. Montgomery Title: Director

Name of Institution:	HSBC BANK, USA NA By: /s/ Jeff French Name: Jeff French Title: Senior Vice President

Name of Institution:	Citicorp North America, Inc. By: /s/ Anthony V. Pantina Name: Anthony V. Pantina Title: Vice President / Director

Name of Institution:	Bank of the West By: /s/ Dan McCartney Name: Dan McCartney Title: Vice President

Name of Institution:	U.S. Bank, National Association By: /s/ Joseph M. Schnorr Name: Joseph M. Schnorr Title: Senior Vice President